UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22524

Precidian ETFs Trust

(Exact name of registrant as specified in charter)

350 Main Street

Suite 9

Bedminster, New Jersey 07921

(Address of principal executive offices) (Zip code)

Mark Criscitello

Precidian Funds LLC

350 Main Street

Suite 9

Bedminster, NJ 07921

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (908) 781-0560

Date of fiscal year end: March 31

Date of reporting period: December 31, 2015

Item 1. Schedule of Investments.

The Trust’s Schedule of Investments as of the close of the reporting period prepared pursuant to Rule 12-12 Regulation S-X is as follows:

Precidian ETFs Trust
MAXIS® Nikkei 225 Index Fund
Schedule of Investments
December 31, 2015 (Unaudited)

Investments	Shares	Value ($)

COMMON STOCKS - 99.5%

Air Freight & Logistics - 0.5%
Yamato Holdings Co., Ltd.(a)	12,000	257,182

Airlines - 0.1%
ANA Holdings, Inc.	10,000	29,119

Auto Components - 2.6%
Bridgestone Corp.(a)	12,000	416,723
Denso Corp.	11,500	556,654
Sumitomo Electric Industries Ltd.	11,500	164,948
Yokohama Rubber Co., Ltd./The(a)	5,000	77,832
		1,216,157
Automobiles - 5.4%
Fuji Heavy Industries Ltd.	11,500	480,973
Honda Motor Co., Ltd.	23,500	764,466
Isuzu Motors Ltd.	6,000	65,593
Mazda Motor Corp.	2,500	52,498
Mitsubishi Motors Corp.	1,000	8,569
Nissan Motor Co., Ltd.	12,000	127,743
Suzuki Motor Corp.	11,500	354,295
Toyota Motor Corp.	11,500	716,436
		2,570,573
Banks - 1.3%
Aozora Bank Ltd.	15,000	52,789
Bank of Yokohama Ltd./The	15,000	93,111
Chiba Bank Ltd./The	10,000	71,883
Fukuoka Financial Group, Inc.	15,000	75,502
Mitsubishi UFJ Financial Group, Inc.	11,000	69,288
Mizuho Financial Group, Inc.	12,000	24,311
Resona Holdings, Inc.	1,500	7,378
Shinsei Bank Ltd.	10,000	18,637
Shizuoka Bank Ltd./The	10,000	98,340
Sumitomo Mitsui Financial Group, Inc.	1,500	57,482
Sumitomo Mitsui Trust Holdings, Inc.	10,000	38,354
		607,075
Beverages - 1.4%
Asahi Group Holdings Ltd.	11,500	363,480
Kirin Holdings Co., Ltd.(a)	11,500	157,629
Sapporo Holdings Ltd.(a)	15,000	66,392
Takara Holdings, Inc.	12,500	96,094
		683,595
Building Products - 2.4%
Asahi Glass Co., Ltd.(a)	10,000	57,906
Daikin Industries Ltd.	11,500	851,629
Nippon Sheet Glass Co., Ltd.*	10,000	8,153
TOTO Ltd.	6,000	213,902
		1,131,590
Capital Markets - 0.6%
Daiwa Securities Group, Inc.	15,000	92,949
Matsui Securities Co., Ltd.	12,000	111,319
Nomura Holdings, Inc.	11,500	64,975
		269,243
Chemicals - 5.7%
Asahi Kasei Corp.	10,000	68,464
Denki Kagaku Kogyo KK	10,000	44,927
Kuraray Co., Ltd.	11,000	134,714
Mitsubishi Chemical Holdings Corp.	3,500	22,547
Mitsui Chemicals, Inc.	10,000	45,093
Nippon Kayaku Co., Ltd.(a)	10,000	106,078
Nippon Soda Co., Ltd.	15,000	90,478
Nissan Chemical Industries Ltd.	11,500	264,932
Nitto Denko Corp.	11,500	852,681
Shin-Etsu Chemical Co., Ltd.	11,500	633,100
Showa Denko KK	10,000	11,814
Sumitomo Chemical Co., Ltd.	10,000	58,322
Teijin Ltd.	10,000	34,527
Tokai Carbon Co., Ltd.	10,000	28,454
Tokuyama Corp.	15,000	32,822
Toray Industries, Inc.	15,000	141,021
Tosoh Corp.	15,000	78,248
Toyobo Co., Ltd.	15,000	21,216
Ube Industries Ltd.	10,000	21,382
		2,690,820
Commercial Services & Supplies - 2.2%
Dai Nippon Printing Co., Ltd.	10,000	100,254
Secom Co., Ltd.	11,500	788,385
Toppan Printing Co., Ltd.	15,000	139,648
		1,028,287
Construction & Engineering - 1.8%
Chiyoda Corp.(a)	15,000	115,188
COMSYS Holdings Corp.(a)	12,000	170,623
JGC Corp.	15,000	232,497
Kajima Corp.	10,000	60,235
Obayashi Corp.	10,000	93,099
Shimizu Corp.	10,000	82,366
Taisei Corp.	15,000	99,838
		853,846
Construction Materials - 0.1%
Sumitomo Osaka Cement Co., Ltd.	10,000	37,023
Taiheiyo Cement Corp.	10,000	29,452
		66,475
Consumer Finance - 0.5%
Credit Saison Co., Ltd.	11,500	229,723

Containers & Packaging - 0.5%
Toyo Seikan Group Holdings Ltd.	11,500	216,423

See accompanying notes to the schedule of investments.

Precidian ETFs Trust
MAXIS® Nikkei 225 Index Fund
Schedule of Investments (continued)
December 31, 2015 (Unaudited)

Investments	Shares	Value ($)
Diversified Telecommunication Services - 0.2%
Nippon Telegraph & Telephone Corp.	2,000	80,469

Electric Utilities - 0.1%
Chubu Electric Power Co., Inc.	500	6,916
Kansai Electric Power Co., Inc./The*	1,000	12,143
Tokyo Electric Power Co., Inc.*	1,500	8,723
		27,782
Electrical Equipment - 0.8%
Fuji Electric Co., Ltd.	15,000	63,771
Fujikura Ltd.	15,000	82,241
Furukawa Electric Co., Ltd.	10,000	21,382
GS Yuasa Corp.	15,000	56,408
Mitsubishi Electric Corp.	15,000	160,053
		383,855
Electronic Equipment, Instruments & Components - 6.2%
Alps Electric Co., Ltd.	11,500	317,172
Citizen Holdings Co., Ltd.	12,000	87,258
Hitachi Ltd.	10,000	57,532
Kyocera Corp.(a)	23,000	1,081,925
Mitsumi Electric Co., Ltd.	12,000	68,788
Nippon Electric Glass Co., Ltd.	15,000	76,501
Oki Electric Industry Co., Ltd.	15,000	18,969
Taiyo Yuden Co., Ltd.	11,500	161,313
TDK Corp.	11,500	748,201
Yaskawa Electric Corp.	12,000	166,030
Yokogawa Electric Corp.	11,000	134,074
		2,917,763
Food & Staples Retailing - 1.7%
Aeon Co., Ltd.	11,500	178,726
Seven & i Holdings Co., Ltd.	12,000	554,100
UNY Group Holdings Co., Ltd.	14,000	88,872
		821,698
Food Products - 2.9%
Ajinomoto Co., Inc.	10,000	239,569
Kikkoman Corp.(a)	10,000	351,512
Maruha Nichiro Corp.	1,500	26,669
MEIJI Holdings Co., Ltd.	2,000	167,229
NH Foods Ltd.	10,000	197,845
Nichirei Corp.	15,000	112,068
Nippon Suisan Kaisha Ltd.	12,000	67,790
Nisshin Seifun Group, Inc.	13,000	214,909
		1,377,591
Gas Utilities - 0.2%
Osaka Gas Co., Ltd.	10,000	36,474
Tokyo Gas Co., Ltd.	10,000	47,490
		83,964
Health Care Equipment & Supplies - 2.5%
Olympus Corp.	12,000	479,221
Terumo Corp.	23,000	723,325
		1,202,546
Hotels, Restaurants & Leisure - 0.2%
Tokyo Dome Corp.	15,000	77,249

Household Durables - 2.4%
Casio Computer Co., Ltd.	12,000	284,238
Haseko Corp.	2,000	22,430
Nikon Corp.	12,000	162,236
Panasonic Corp.	11,500	118,689
Pioneer Corp.*	12,500	34,839
Sekisui House Ltd.	12,000	204,318
Sharp Corp.*	15,000	15,600
Sony Corp.	11,500	287,225
		1,129,575
Industrial Conglomerates - 0.3%
Nisshinbo Holdings, Inc.	10,000	106,660
Toshiba Corp.*	15,000	31,187
		137,847
Insurance - 1.1%
Dai-ichi Life Insurance Co., Ltd./The	1,500	25,396
MS&AD Insurance Group Holdings, Inc.	3,500	103,956
Sompo Japan Nipponkoa Holdings, Inc.	3,000	100,112
Sony Financial Holdings, Inc.	2,500	45,322
T&D Holdings, Inc.	2,500	33,467
Tokio Marine Holdings, Inc.	6,000	235,218
		543,471
Internet Software & Services - 0.1%
DeNA Co., Ltd.	3,500	55,298
Yahoo Japan Corp.	2,500	10,275
		65,573
IT Services - 1.3%
Fujitsu Ltd.	10,000	50,493
NTT Data Corp.	11,500	562,586
		613,079
Leisure Products - 0.6%
Yamaha Corp.	11,500	282,154

Machinery - 8.4%
Amada Holdings Co., Ltd.	11,500	111,369
Ebara Corp.	15,000	72,258
FANUC Corp.	11,500	2,016,889
Furukawa Co., Ltd.	15,000	31,199
Hino Motors Ltd.	12,000	140,671
Hitachi Construction Machinery Co., Ltd.	11,000	173,701
Hitachi Zosen Corp.	2,500	13,873
IHI Corp.	15,000	42,057
Japan Steel Works Ltd./The	10,000	35,526
JTEKT Corp.	11,500	191,834
Kawasaki Heavy Industries Ltd.	15,000	56,408
Komatsu Ltd.	11,000	182,304
Kubota Corp.	10,000	157,078
Meidensha Corp.	10,000	40,767

See accompanying notes to the schedule of investments.

Precidian ETFs Trust
MAXIS® Nikkei 225 Index Fund
Schedule of Investments (continued)
December 31, 2015 (Unaudited)

Investments	Shares	Value ($)
Minebea Co., Ltd.	10,000	87,275
Mitsubishi Heavy Industries Ltd.	15,000	66,554
Mitsui Engineering & Shipbuilding Co., Ltd.	15,000	24,959
NGK Insulators Ltd.	10,000	229,128
NSK Ltd.	10,000	110,321
NTN Corp.	15,000	64,520
OKUMA Corp.	10,000	82,200
Sumitomo Heavy Industries Ltd.	10,000	45,593
		3,976,484
Marine - 0.2%
Kawasaki Kisen Kaisha Ltd.	10,000	21,632
Mitsui OSK Lines Ltd.	10,000	25,542
Nippon Yusen KK	15,000	36,815
		83,989
Media - 1.5%
Dentsu, Inc.	11,500	639,128
SKY Perfect JSAT Holdings, Inc.	1,000	5,691
Toho Co., Ltd.	1,500	41,932
		686,751
Metals & Mining - 0.9%
Dowa Holdings Co., Ltd.	10,000	72,882
JFE Holdings, Inc.	1,500	23,961
Kobe Steel Ltd.	15,000	16,598
Mitsubishi Materials Corp.	10,000	31,948
Mitsui Mining & Smelting Co., Ltd.	10,000	18,803
Nippon Light Metal Holdings Co., Ltd.	9,500	17,072
Nippon Steel & Sumitomo Metal Corp.	1,500	30,151
Nisshin Steel Co., Ltd.	500	5,362
Pacific Metals Co., Ltd.	15,000	42,306
Sumitomo Metal Mining Co., Ltd.	10,000	123,092
Toho Zinc Co., Ltd.	15,000	35,068
		417,243
Multiline Retail - 1.2%
Isetan Mitsukoshi Holdings Ltd.	11,500	151,745
J Front Retailing Co., Ltd.	6,000	88,157
Marui Group Co., Ltd.	12,000	197,479
Takashimaya Co., Ltd.	15,000	136,528
		573,909
Oil, Gas & Consumable Fuels - 0.4%
Inpex Corp.	4,000	39,452
JX Holdings, Inc.	9,000	38,068
Showa Shell Sekiyu KK(a)	12,000	98,640
		176,160
Paper & Forest Products - 0.2%
Hokuetsu Kishu Paper Co., Ltd.	9,500	56,433
Nippon Paper Industries Co., Ltd.	1,000	16,340
Oji Holdings Corp.	10,000	40,684
		113,457
Personal Products - 1.9%
Kao Corp.	12,000	624,485
Shiseido Co., Ltd.	12,000	252,490
		876,975
Pharmaceuticals - 8.0%
Astellas Pharma, Inc.	59,500	857,143
Chugai Pharmaceutical Co., Ltd.	11,500	405,674
Daiichi Sankyo Co., Ltd.	12,000	250,643
Eisai Co., Ltd.	12,000	804,992
Kyowa Hakko Kirin Co., Ltd.	10,000	159,324
Shionogi & Co., Ltd.	12,000	549,407
Sumitomo Dainippon Pharma Co., Ltd.(a)	12,000	142,868
Takeda Pharmaceutical Co., Ltd.	11,500	580,286
		3,750,337
Real Estate Management & Development - 2.9%
Daiwa House Industry Co., Ltd.	12,000	349,732
Mitsubishi Estate Co., Ltd.	10,000	209,950
Mitsui Fudosan Co., Ltd.	15,000	381,380
Sumitomo Realty & Development Co., Ltd.	10,000	289,113
Tokyo Tatemono Co., Ltd.	5,000	55,036
Tokyu Fudosan Holdings Corp.	11,500	72,907
		1,358,118
Road & Rail - 2.3%
Central Japan Railway Co.	1,500	269,562
East Japan Railway Co.	1,000	95,262
Keio Corp.	10,000	87,358
Keisei Electric Railway Co., Ltd.	10,000	128,957
Nippon Express Co., Ltd.	10,000	47,589
Odakyu Electric Railway Co., Ltd.	15,000	163,360
Tobu Railway Co., Ltd.	10,000	49,752
Tokyu Corp.	15,000	119,805
West Japan Railway Co.	1,500	104,755
		1,066,400
Semiconductors & Semiconductor Equipment - 2.1%
Advantest Corp.(a)	22,500	189,442
SCREEN Holdings Co., Ltd.	10,000	74,712
Sumco Corp.	1,000	7,688
Tokyo Electron Ltd.	11,500	700,553
		972,395
Software - 1.5%
Konami Corp.	10,500	252,290
Trend Micro, Inc.(a)	11,500	471,692
		723,982
Specialty Retail - 8.7%
Fast Retailing Co., Ltd.	11,500	4,079,704

Technology Hardware, Storage & Peripherals - 2.8%
Canon, Inc.	17,000	519,780
FUJIFILM Holdings Corp.	12,000	507,176
Konica Minolta, Inc.	12,500	127,085
NEC Corp.	15,000	48,047
Ricoh Co., Ltd.	10,000	104,081
		1,306,169
Textiles, Apparel & Luxury Goods - 0.0%(b)
Unitika Ltd.*	15,000	7,113

See accompanying notes to the schedule of investments.

Precidian ETFs Trust
MAXIS® Nikkei 225 Index Fund
Schedule of Investments (continued)
December 31, 2015 (Unaudited)

Investments	Shares	Value ($)
Tobacco - 0.9%
Japan Tobacco, Inc.(a)	11,500	427,776

Trading Companies & Distributors - 1.9%
ITOCHU Corp.	11,500	137,967
Marubeni Corp.	10,000	52,007
Mitsubishi Corp.	11,500	194,035
Mitsui & Co., Ltd.	12,000	144,316
Sojitz Corp.	1,000	2,130
Sumitomo Corp.	11,000	113,528
Toyota Tsusho Corp.	11,500	272,586
		916,569
Transportation Infrastructure - 0.3%
Mitsubishi Logistics Corp.	10,000	133,533

Wireless Telecommunication Services - 7.7%
KDDI Corp.	69,000	1,810,608
NTT DoCoMo, Inc.	1,500	30,999
SoftBank Group Corp.	35,000	1,787,637
		3,629,244
TOTAL COMMON STOCKS (COST $48,785,649)		46,871,032

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 6.0%(c)

REPURCHASE AGREEMENTS - 6.0%

Deutsche Bank Securities, Inc., 0.35%, dated 12/31/2015, due 01/04/2016, repurchase price $2,643,236, collateralized by various U.S. Treasury Securities, ranging from 0.63% - 2.13%, maturing 08/31/2017 - 05/15/2025; total market value $2,695,995	2,643,133	2,643,133
HSBC Securities, Inc., 0.27%, dated 12/31/2015, due 01/04/2016, repurchase price $200,006, collateralized by various U.S. Treasury Securities, STRIPS, 0.00%, maturing 02/15/2016 - 08/15/2045; total market value $204,000	200,000	200,000
TOTAL REPURCHASE AGREEMENTS (COST $2,843,133)		2,843,133

Total Investments - 105.5% (Cost $51,628,782)		49,714,165
Liabilities Less Other Assets - (5.5%)		(2,610,466)
Net assets - 100.0%		47,103,699

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at 12/31/2015. The total value of securities on loan at 12/31/2015 was $2,705,168.
(b)	Represents less than 0.05% of net assets.
(c)	The security was purchased with cash collateral held from securities on loan at 12/31/2015. The total value of securities purchased was $2,843,133.

Abbreviations

STRIPS	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

As of December 31, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,087,630
Aggregate gross unrealized depreciation	(6,005,570)
Net unrealized depreciation	$(1,917,940)
Federal income tax cost of investments	$51,632,105

See accompanying notes to the schedule of investments.

Precidian ETFs Trust
MAXIS® Nikkei 225 Index Fund
Schedule of Investments (continued)
December 31, 2015 (Unaudited)

Futures Contracts Purchased

MAXIS® Nikkei 225 Index Fund had the following open long futures contracts as of December 31, 2015:

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation

SGX Nikkei 225 Futures Contracts	3	03/10/16	$235,492	$(8,024)

Cash collateral in the amount of $31,971 was pledged to cover margin requirements for open futures contracts as of December 31, 2015.

Forward Foreign Currency Contracts

MAXIS® Nikkei 225 Index Fund had the following outstanding contracts as of December 31, 2015:

Buy Contracts*

Buy Contracts	Counterparty	Settlement Date	Units of Currency	Value	Unrealized Appreciation
Japanese Yen	JPMorgan Chase Bank N.A.	03/16/16	4,680,475	$39,008	$156
Japanese Yen	Morgan Stanley & Co., Inc.	03/16/16	11,049,179	92,085	85
					$241

* Fund buys Japanese Yen, sells U.S. Dollar

See accompanying notes to the schedule of investments.

Precidian ETFs Trust MAXIS® Nikkei 225 Index Fund Notes to Quarterly Schedule of Investments
December 31, 2015 (Unaudited)

1.	Organization

Precidian ETFs Trust (the “Trust”) was organized as a Delaware statutory trust on August 27, 2010 as NEXT ETFs Trust and is authorized to have multiple segregated series or portfolios. The name of the Trust was changed on May 16, 2011 to Precidian ETFs Trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended. The Trust currently consists of one diversified investment portfolio, the MAXIS® Nikkei 225 Index Fund (the “Fund”). The Fund is managed by Precidian Funds LLC (“Advisor”). Northern Trust Investments, Inc. (“NTI”) acts as sub-advisor (“Sub-Advisor”) to the Fund.

The Fund had no operations from May 12, 2011 (initial seeding date) until July 8, 2011 (commencement of operations) other than matters relating to its organization and sale and issuance of 6,666 shares of beneficial interest in the Fund to the Fund’s Advisor at the net asset value (“NAV”) of $15.00 per share.

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Nikkei 225 Index (“Underlying Index”) created by Nikkei Inc. (the “Index Provider”). The Underlying Index measures the performance of 225 highly liquid stocks traded on the large cap or “first” section of the Tokyo Stock Exchange. The components of the Underlying Index are given an equal weighting based on a par value of 50 Japanese Yen per share, whereby the prices of stocks with other par values are adjusted to also reflect a par value of 50 Japanese Yen per share.

There can be no assurance that the Fund’s investment objective will be achieved.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The Fund is an investment company and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The value of the Fund’s portfolio securities is based on such securities’ closing price on local markets when available. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Foreign securities and currencies, including forward currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing source. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Advisor believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees (the “Board”). The Fund may use fair value pricing in a variety of circumstances, including, but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, the Fund may fair value foreign equity portfolio securities each day the Fund calculates its NAV. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect the Fund’s ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when an investor will not be able to purchase or sell shares of the Fund. Investments in other open-end investment companies are valued at their NAV.

Precidian ETFs Trust MAXIS® Nikkei 225 Index Fund Notes to Quarterly Schedule of Investments (continued)
December 31, 2015 (Unaudited)

Forward foreign currency contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service and are typically classified as Level 2 in the fair value hierarchy described below. Exchange traded financial futures are manually valued at the settlement price as established by the exchange on which they are traded, and are typically categorized as Level 1 in the fair value hierarchy described below. If there was no sale on that day, the contract is valued at fair value pursuant to the Trust’s valuation policies and procedures.

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

• Level 1 — Quoted prices in active markets for identical assets.

• Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of December 31, 2015, for the Fund based upon the three levels defined above:

Level 1 - Quoted Prices		Level 2 - Other Significant Observable Inputs		Total
Common Stocks	Futures Contracts*	Repurchase Agreements	Forward Foreign Currency Contracts*	Investment Securities	Other Financial Instruments including Futures Contracts and Forward Foreign Currency Contracts
$46,871,032	$(8,024)	$2,843,133	$241	$49,714,165	$(7,783)

*	These investments are recorded in the financial statements at the unrealized appreciation and depreciation on the investments.

For the period ended December 31, 2015, there were no Level 3 portfolio investments for which significant unobservable inputs were used to determine fair value. Please refer to the Schedule of Investments to view equity securities segregated by industry type. There were no transfers between Level 1 and Level 2 for the period ending December 31, 2015.

Foreign Currency Transactions

The books and records of the Fund are maintained in U.S. Dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon foreign exchange rates prevailing at the date of valuation. Purchases and sales of investment securities and income are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the date of valuation, it is not practical to isolate that portion of results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investment.

Precidian ETFs Trust MAXIS® Nikkei 225 Index Fund Notes to Quarterly Schedule of Investments (continued)
December 31, 2015 (Unaudited)

Net realized foreign exchange gains and losses arise from sales of foreign currency, realized currency gains or losses, including foreign exchange contracts, between the trade and settlement dates on securities transactions and the difference in the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting in changes in exchange rates.

Securities Lending

The Fund may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower, at all times, maintains with the Fund’s collateral account, cash, U.S. government securities or equivalent collateral, or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of the domestic securities loaned and 105% of the value of the foreign securities loaned.

Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Loans are subject to termination at the option of the Fund or the borrower. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income (to be retained by the Fund) from a borrower who delivered equivalent collateral or provided a letter of credit. Additionally, the Fund may invest any cash collateral and earn additional income, or it may receive an agreed-upon amount of income from the borrower who has delivered equivalent collateral or a letter of credit. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on cash collateral to the borrower or placing broker, which is netted against securities lending income on the Statement of Operations. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important for the Fund with respect to the investment.

In accordance with guidance presented in FASB Accounting Standards Update (“ASU”) 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2015 were $2,843,133, which was comprised of cash.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans, by the purchaser, to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy.

Precidian ETFs Trust MAXIS® Nikkei 225 Index Fund Notes to Quarterly Schedule of Investments (continued)
December 31, 2015 (Unaudited)

A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

Futures Contracts

The Fund may enter into futures contracts to manage its portfolio, obtain exposure to securities or to manage currency risk. Risks involved in the use of futures include that the secondary market for a futures contract may not be liquid, preventing the Fund from closing out a position. Additionally, the index tracked by a futures contract may differ from and even have a negative correlation to the Fund’s Underlying Index, resulting in the returns from such a contract not matching the performance of the Underlying Index and the possible risk of loss. There also exists a risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position.

Futures contracts generally provide for the sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. This is known as variation margin. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Fund may use futures contracts, and options on futures contracts based on other indexes or combinations of indexes that the Advisor or Sub-Advisor believes to be representative of the Underlying Index.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts), by their terms, call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits based on the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open on a monthly basis. The Fund expects to earn interest income on its margin deposits.

3.	Derivative Contracts

As a non-principal investment strategy, the Fund may utilize futures, options and swaps to track its Underlying Index or individual components of an Underlying Index. The Fund will have exposure to derivative risks, which include a number of risks based on the structure of the underlying instrument and the counterparty to the derivatives transaction. These risks include leveraging risk where losses may be magnified if the derivative contains an element of leverage, liquidity risk if the

Precidian ETFs Trust MAXIS® Nikkei 225 Index Fund Notes to Quarterly Schedule of Investments (continued)
December 31, 2015 (Unaudited)

Fund is unable to sell a derivative or is otherwise required to reserve its assets against its exposure under the derivative, interest rate risk if the derivative is interest-rate sensitive, market risk associated with the market in which the derivative trades (if any), credit risk of the counterparty to the derivative contract that may impair the value of the Fund’s derivative and the risk that the Advisor or Sub-Advisor fails to utilize derivatives in a manner to achieve the Fund’s investment goal. To the extent the Fund utilizes derivatives that are entered into over-the-counter (i.e., futures, options or swaps that are not traded on an exchange), the Fund may also have increased exposure to the risk of a counterparty’s default, and exposure to the risk that the Fund may improperly value a derivative for which market quotations are unavailable.

During the period ended December 31, 2015, the Fund used forward foreign currency contracts to manage against anticipated currency exchange rates. The Fund used futures contracts to simulate full investment in the Underlying Index. To the extent liquid futures contracts are not available for the Underlying Index, the Advisor or Sub-Advisor may seek to utilize other instruments that it believes to be correlated to the Underlying Index components or a subset of the components. The Fund held futures contracts with an average monthly notional value of $464,425 and forward foreign currency contracts with an average monthly settlement value of $92,274 during the period ended December 31, 2015.

4.	Principal Risks

As with any investment, an investor could lose all or part of an investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks is included in the Fund’s Prospectus under the heading “Additional Description of the Principal Risks of the Fund.”

Index Risk. The Underlying Index and the Fund reconstitute and rebalance only when the Index Provider determines to reconstitute and rebalance the Underlying Index, which may cause the performance of the Underlying Index and the Fund to deviate from that of the market the Underlying Index seeks to track. This deviation results from changes to index component securities being reflected in the market more quickly than the Index Provider’s methodology can track.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Risks Related to Investing in Japan. The Fund invests in securities of companies that are principally located in Japan. The risks of investing in the Japanese market include risks of natural disasters, lack of natural resources, reliance on trading partners (including the U.S. and Asian and European economies), national security risk, unpredictable political climate, large government debt, currency fluctuation and an aging labor force. The realization of such risks could have a negative impact on the value of securities of Japanese companies.

Nikkei 225 Sector Concentration Risk. The three largest sector concentrations of the Underlying Index are the consumer discretionary, industrials and information technology sectors. Consumer product companies are affected by interest rates, exchange rates, competition, and consumer confidence and preferences. Manufacturing companies may face supply and demand constraints and product obsolescence issues and can experience losses due to government regulations, environmental damage and product liability claims, and changes in exchange rates and commodity prices. Information technology companies are subject to risks of limited financing, competition, technological obsolescence and patent rights or regulatory approval delays.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. Dollar, investors may lose money if the Japanese Yen depreciates against the U.S. Dollar, even if the local currency value of the Fund’s holdings in that market increases.

Derivatives Risk. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. As a non-principal investment strategy, the Fund may utilize futures, options, swaps and forward foreign currency contracts to track its Underlying Index or individual components of an

Precidian ETFs Trust MAXIS® Nikkei 225 Index Fund Notes to Quarterly Schedule of Investments (continued)
December 31, 2015 (Unaudited)

Underlying Index. The Fund will have exposure to derivative risks, which include a number of risks based on the structure of the underlying instrument and the counterparty to the derivatives transaction. These risks include leveraging risk where losses may be magnified if the derivative contains an element of leverage, liquidity risk if the Fund is unable to sell a derivative or is otherwise required to reserve its assets against its exposure under the derivative, interest rate risk if the derivative is interest-rate sensitive, market risk associated with the market in which the derivative trades (if any), credit risk of the counterparty to the derivative contract that may impair the value of the Fund’s derivative, currency risk if fluctuations in exchange rates adversely affect the value of the Fund’s derivative and the risk that the Advisor or Sub-Advisor fail to utilize derivatives in a manner to achieve the Fund’s investment goal. To the extent the Fund utilizes derivatives that are entered into over-the-counter (i.e., futures, options, swaps or forward foreign currency contracts that are not traded on an exchange), the Fund may also have exposure to the risk of a counterparty’s default, and exposure to the risk that the Fund may improperly value a derivative for which market quotations are unavailable.

5.	Subsequent Events

On February 8, 2016, the Board announced that it plans to close and liquidate the MAXIS® Nikkei 225 Index Fund.

Shares of the Fund will stop trading on the NYSE Arca, Inc., and will no longer be open to purchase by investors, at the close of regular trading on March 11, 2016.  The process of closing down and liquidating the Fund's portfolio will then commence, which is scheduled to take place between March 12, 2016 and March 18, 2016.

Shareholders may sell their holdings in the Fund prior to the closing date, and those transactions are subject to customary brokerage charges.  Between the closing date and the liquidation date, shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund during that time period.

Proceeds of the liquidation are scheduled to be distributed to shareholders on or about March 18, 2016. The Fund will distribute cash pro rata to shareholders who have not previously redeemed their shares.  These payments are taxable and will include any accrued capital gains and dividends.  The Fund will close when the distributions are complete.

The process of closing down and liquidating the Fund’s portfolio, scheduled to take place between March 12, 2106 and March 18, 2016, will result in the Fund not tracking its underlying index and experiencing an increase in cash holdings.  These developments may not be consistent with the Fund's investment objective and strategy.

Item 2. Controls and Procedures.

(a)	The Registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Precidian ETFs Trust

By:	/s/ Daniel J. McCabe
Daniel J. McCabe
President and Principal Executive Officer
February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel J. McCabe
Daniel J. McCabe
President and Principal Executive Officer
February 25, 2016

By:	/s/ Joshua Hunter
Joshua Hunter
Treasurer and Principal Financial Officer
February 25, 2016